UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2019

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11780 U.S. Highway One, Suite 600,
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described below under Item 5.07, at the 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) of Dycom Industries, Inc. (the “Company”) held on May 21, 2019, the Company’s shareholders approved an amendment to the Company’s 2012 Long-Term Incentive Plan to increase the number of authorized shares by 550,000 shares. This amendment is further described under “Proposal 4 - Approval of an Amendment to the Dycom Industries, Inc. 2012 Long-Term Incentive Plan to Increase the Number of Authorized Shares by 550,000 Shares” in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 11, 2019 (the “2019 Proxy Statement”), which description is incorporated herein by reference pursuant to General Instruction B.3 of Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting, four proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the 2019 Proxy Statement. At the 2019 Annual Meeting, the Company’s shareholders:

1) elected Eitan Gertel, Anders Gustafsson and Richard K. Sykes to serve as directors until the Company’s fiscal 2022 Annual Meeting of Shareholders and Peter T. Pruitt, Jr. to serve as director until the Company’s fiscal 2020 Annual Meeting of Shareholders;

2) approved, on an advisory basis, the Company’s executive compensation;

3) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2020; and

4) approved an amendment to the Company’s 2012 Long-Term Incentive Plan to increase the number of authorized shares by 550,000 shares.

Set forth below are the voting results for each matter submitted to a vote:

Proposal 1. Election of directors:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Eitan Gertel	25,911,477	473,431	60,694	2,928,196
Anders Gustafsson	21,516,037	4,868,973	60,592	2,928,196
Peter T. Pruitt, Jr.	25,952,128	432,779	60,695	2,928,196
Richard K. Sykes	25,943,882	442,489	59,231	2,928,196

Proposal 2. Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,587,586	761,993	96,023	2,928,196

Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2020:

Votes For	Votes Against	Abstain	Broker Non-Votes
29,231,446	52,760	89,592	—

Proposal 4. Approval of an amendment to the Company’s 2012 Long-Term Incentive Plan to increase the number of authorized shares by 550,000 shares:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,019,375	8,362,788	63,439	2,928,196

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 21, 2019

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Ryan F. Urness
Name:	Ryan F. Urness
Title:	Vice President, General Counsel and Corporate Secretary